UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: November 08, 2004 (Date of earliest event reported)
Woodward Governor Company (Exact name of registrant as specified in its charter)
IL (State or other jurisdiction of incorporation)	000-08408 (Commission File Number)	36-1984010 (IRS Employer Indentification Number)
	5001 North Second Street, Rockford, Illinois (Address of principal executive offices)	61111 (Zip Code)
Registrant's telephone number, including area code: 815-877-7441

Item 2.05. Costs Associated with Exit or Disposal Activities

On November 8, 2004, Woodward Governor Company (the "Registrant") reported it will consolidate its manufacturing operations in Hoofddorp, The Netherlands and Cheltenham, England with existing manufacturing operations in Germany and the U.S. A copy of the news release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

99.1       Press Release of Woodward Governor Company dated November 08, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 08, 2004	WOODWARD GOVERNOR COMPANY By: /s/ Stephen P. Carter Stephen P. Carter Executive Vice President, Chief Financial Officer and Treasurer